UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

ITEM 1. SHAREHOLDERS REPORT.

John Hancock

Regional Bank Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Regional Bank Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
22	Notes to financial statements
28	Auditor's report
29	Tax information
30	Continuation of investment advisory and subadvisory agreements
35	Trustees and Officers
39	More information

Your fund at a glance

INVESTMENT OBJECTIVES

The fund seeks long-term capital appreciation. Moderate income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Domestic economic strength buoyed banks

Despite fears of a global growth slowdown and the U.S. Federal Reserve's failure to raise interest rates, positive economic outlooks in the U.S. markets served by regional bank stocks supported growth for the sector.

Stock selection drove results

The fund outperformed its benchmark, the S&P Composite 1500 Banks Index, owing primarily to stock selection among small cap and regional banks.

Merger-and-acquisition activity helped

A healthy level of merger-and-acquisition activity among regional banks was a positive contributor to performance during the period.

TOP 10 HOLDINGS AS OF 10/31/15 (%)

SunTrust Banks, Inc.	3.2
Wells Fargo & Company	3.0
JPMorgan Chase & Co.	2.9
U.S. Bancorp	2.9
Bank of America Corp.	2.8
Independent Bank Corp. (MA)	2.8
KeyCorp	2.7
The PNC Financial Services Group, Inc.	2.6
BB&T Corp.	2.5
Talmer Bancorp, Inc., Class A	2.4
TOTAL	27.8
As a percentage of net assets.
Cash and cash equivalents are not included.

A note about risks

A portfolio concentrated in one sector or industry or that holds a limited number of securities may fluctuate more than a more broadly invested portfolio. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Please see the fund's prospectus for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

What factors affected bank stocks over the past 12 months?

Ongoing uncertainty over the timing of an initial interest rate increase by the U.S. Federal Reserve (Fed) caused the financial sector to trail the broad market S&P 500 Index during the reporting period. However, the slow, steady expansion of the U.S. economy provided a conducive backdrop for the regional and small-cap banks and similar lending institutions the fund targets; these companies outperformed other financial stocks as well as the overall market.

Following an improving series of U.S. economic reports, headlined by solid job gains and a second-quarter GDP growth reading of 3.9%, the Fed disappointed investors at its September meeting by failing to raise its target for the federal funds rate as we had expected. In their decision, Fed policymakers cited concerns over the negative impact of recent global turmoil on the United States, reaffirming worries about worldwide economic growth just a month after China devalued its currency in an effort to stabilize its slowing economy. Continued low interest rates have pressured banks' net interest margins. Some larger capitalization and money center banks with exposure to capital markets or global demand experienced weaker-than-expected revenues.

China's move, combined with falling oil prices, emerging market weakness, and continued strength of the U.S. dollar, led to a sharp selloff in equities and the first correction for the S&P 500 Index since 2011. Bank stocks declined in line with this drop in the broader market. Equities in general had moved higher for the first nine months of the reporting period, boosted by solid corporate earnings and continued accommodation from the Fed as well as central banks in Europe and Japan.

"... the slow, steady expansion of the U.S. economy provided a conducive backdrop for the regional and small-cap banks and similar lending institutions the fund targets; these companies outperformed other financial stocks as well as the overall market."

How did the fund respond to these market conditions?

The fund takes a long-term, value-oriented approach to the banking sector, seeking to establish positions in quality companies at attractive entry points. Given the ongoing consolidation among regional lenders, we also assess stocks as potential merger candidates and choose to own both acquirers with track records of successfully integrating acquisitions as well as lenders that serve a specific niche or growing local market. Merger-and-acquisition activity was strong during the year and was a leading contributor to the fund's outperformance compared to its benchmark, the S&P Composite 1500 Banks Index.

We also maintained our orientation toward small-cap and mid-cap banks, which have benefited from positive economic outlooks and robust loan growth in their local and regional markets.

What stocks had the greatest impact on performance during the year?

Successful acquisition strategies were a common trait of the fund's top performers. Georgia-based

INDUSTRY COMPOSITION AS OF 10/31/15 (%)

"Successful acquisition strategies were a common trait of the fund's top performers."
Ameris Bancorp and FCB Financial Holdings, Inc., parent of Florida Community Bank, gained on solid loan growth, increasing market share and improving earnings resulting from acquisitions of smaller banks. Michigan-based Talmer Bancorp, Inc., which was established during the financial crisis to buy failed banks, also benefited from solid execution of its merger-and-acquisition program as well as a recovering Midwest economy. The fund initially invested in FCB and Talmer as private companies; both companies had their initial public offerings in 2014. Massachusetts-based Independent Bank Corp. has also done well with the stronger economy, leveraging its healthy balance sheet to deliver solid loan growth and increasing earnings.

Which holdings detracted the most from results?

The fund's underweight in money center banks JPMorgan Chase & Co. and Wells Fargo & Company, which comprise, on average, more than 39% of the benchmark and outperformed during the reporting period, was a significant detractor from performance. Other detractors included Texas-based Cullen/Frost Bankers, Inc. and Mississippi-based Hancock Holding Company, whose businesses are closely tied to an oil industry that is suffering from price declines and reduced drilling activity.

How was the fund positioned at the end of the period?

Staying consistent with our long-term, low turnover approach, the fund made no major portfolio shifts during the year. Instead, we maintained our focus on smaller lenders and added marginally to these stocks. The fund was more diversified across stocks at the end of the period, as we lowered the weighting of our top 10 holdings in relation to the rest of the portfolio. We remain positioned to take advantage of stocks on both sides of what we expect will be continued healthy merger-and-acquisition activity among local and regional banks.

Despite the disappointment around the Fed's failure to raise interest rates during the period, we remain positive on the bank sector as a continued economic recovery will likely lead to the normalization of rates. Local and regional banks are thriving in the current environment while commercial banks are well positioned to benefit from a tightening cycle.

MANAGED BY

Lisa A. Welch On the fund since 1998 Investing since 1986
Susan A. Curry On the fund since 2004 Investing since 1993
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	2.28	13.58	3.77	89.03	44.73
Class B	1.97	13.69	3.71	89.98	43.88
Class C	5.93	13.94	3.57	92.07	41.99
Index 1†	4.29	14.63	-1.39	97.89	-13.02
Index 2†	5.20	14.33	7.85	95.37	112.89

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C
Gross/Net (%)	1.29	1.99	1.99

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P Composite 1500 Banks Index; Index 2 is the S&P 500 Index.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Regional Bank Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1	10-31-05	14,388	14,388	8,698	21,289
Class C1	10-31-05	14,199	14,199	8,698	21,289

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

1	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,055.40	$6.58	1.27%
Class B	1,000.00	1,051.40	10.19	1.97%
Class C	1,000.00	1,051.30	10.19	1.97%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.80	$6.46	1.27%
Class B	1,000.00	1,015.30	10.01	1.97%
Class C	1,000.00	1,015.30	10.01	1.97%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 97.1%		$762,971,579
(Cost $364,800,129)
Financials 97.1%		762,971,579
Banks 88.5%
1st Source Corp.	135,769	4,312,023
Access National Corp.	68,218	1,411,430
American Business Bank (I)	90,244	2,729,881
Ameris Bancorp	531,245	16,734,218
Anchor Bancorp, Inc. (I)(V)	145,426	3,471,319
Avenue Financial Holdings, Inc. (I)	237,195	3,308,870
Bank of America Corp.	1,315,944	22,081,540
Bank of Marin Bancorp	80,827	4,298,380
Bankwell Financial Group, Inc. (I)	102,591	1,984,110
Bar Harbor Bankshares	142,962	5,053,707
BB&T Corp.	531,488	19,744,779
Berkshire Hills Bancorp, Inc.	376,293	10,761,980
Bryn Mawr Bank Corp.	374,207	10,900,650
Chemical Financial Corp.	125,938	4,273,076
Citizens Financial Group, Inc.	210,768	5,121,662
City Holding Company	63,682	3,045,910
Coastway Bancorp, Inc. (I)	135,166	1,542,244
Comerica, Inc.	375,621	16,301,951
Commerce Bancshares, Inc.	161,686	7,364,797
County Bancorp, Inc.	72,374	1,326,615
CU Bancorp (I)	161,924	3,905,607
Cullen/Frost Bankers, Inc.	267,441	18,303,662
Eagle Bancorp Montana, Inc.	95,462	1,099,722
East West Bancorp, Inc.	177,694	7,177,061
Eastern Virginia Bankshares, Inc.	264,358	1,710,396
Evans Bancorp, Inc.	126,399	3,159,975
FCB Financial Holdings, Inc., Class A (I)	365,530	12,998,247
Fifth Third Bancorp	283,475	5,400,199
First Business Financial Services, Inc.	196,312	4,839,091
First Citizens BancShares, Inc., Class A	24,641	6,311,546
First Community Corp.	223,000	2,927,990
First Connecticut Bancorp, Inc.	272,691	4,739,370
First Financial Bancorp	188,393	3,632,217
First Foundation, Inc. (I)	193,127	4,586,766
First Merchants Corp.	290,797	7,627,605
First Security Group, Inc. (KY) (I)	1,767,811	4,136,678
Flushing Financial Corp.	191,885	4,037,260
FNB Corp.	1,257,349	16,936,491

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Glacier Bancorp, Inc.	479,044	$13,106,644
Great Western Bancorp, Inc.	202,464	5,721,633
Hancock Holding Company	452,468	12,488,117
Heritage Commerce Corp.	694,293	7,345,620
Heritage Financial Corp.	250,986	4,623,162
Heritage Oaks Bancorp	1,064,426	9,377,593
Horizon Bancorp	301,693	7,874,187
Howard Bancorp, Inc. (I)	130,284	1,644,184
Independent Bank Corp. (MA)	470,046	21,969,950
Independent Bank Corp. (MI)	175,548	2,541,935
JPMorgan Chase & Co.	359,875	23,121,969
KeyCorp	1,688,160	20,966,947
M&T Bank Corp.	158,093	18,947,446
Mackinac Financial Corp.	95,898	989,667
MainSource Financial Group, Inc.	31,273	676,748
MB Financial, Inc.	519,740	16,756,418
Merchants Bancshares, Inc.	69,391	2,187,204
Monarch Financial Holdings, Inc.	223,406	2,915,448
National Commerce Corp. (I)	64,308	1,614,774
NewBridge Bancorp	350,132	3,959,993
Northrim BanCorp, Inc.	52,551	1,451,459
Old Second Bancorp, Inc. (I)	307,637	2,061,168
Pacific Continental Corp.	310,578	4,453,689
Park Sterling Corp.	1,253,960	9,091,210
Peoples Bancorp, Inc.	158,385	3,034,657
QCR Holdings, Inc.	61,413	1,398,988
Regions Financial Corp.	402,470	3,763,095
Renasant Corp.	255,178	8,836,814
Sandy Spring Bancorp, Inc.	163,933	4,508,158
Shore Bancshares, Inc.	246,421	2,442,032
Southern First Bancshares, Inc. (I)	192,366	4,405,181
Southwest Bancorp, Inc.	251,318	4,249,787
State Bank Financial Corp.	220,707	4,723,130
Suffolk Bancorp	220,756	6,598,397
Sun Bancorp, Inc. (I)	202,076	4,043,541
SunTrust Banks, Inc.	597,790	24,820,241
SVB Financial Group (I)	148,880	18,173,782
Talmer Bancorp, Inc., Class A	1,128,686	18,984,499
The Community Financial Corp.	83,896	1,784,468
The PNC Financial Services Group, Inc.	228,615	20,634,790
TriCo Bancshares	368,185	9,705,357
U.S. Bancorp	540,152	22,783,611
Union Bankshares Corp.	350,939	8,791,022

SEE NOTES TO FINANCIAL STATEMENTS13

Shares	Value
Financials (continued)
Banks (continued)
Washington Trust Bancorp, Inc.	218,645	$8,483,426
Wells Fargo & Company	432,472	23,414,034
WesBanco, Inc.	107,816	3,520,192
Westbury Bancorp, Inc. (I)	131,497	2,276,213
Xenith Bankshares, Inc. (I)	411,450	2,575,677
Yadkin Financial Corp.	432,828	10,193,099
Zions Bancorporation	563,001	16,197,539
Thrifts and mortgage finance 8.6%
Anchor Bancorp Wisconsin, Inc. (I)	219,165	8,990,148
Bank Mutual Corp.	210,494	1,523,977
BSB Bancorp, Inc. (I)	234,047	5,146,694
Cheviot Financial Corp.	186,896	2,693,171
First Defiance Financial Corp.	208,004	7,966,553
HomeStreet, Inc. (I)	349,136	7,307,416
Hudson City Bancorp, Inc.	381,306	3,858,817
Provident Financial Holdings, Inc.	141,141	2,419,157
Provident Financial Services, Inc.	39,536	803,372
River Valley Bancorp	70,474	2,327,051
Southern Missouri Bancorp, Inc.	187,320	4,134,152
United Community Financial Corp.	1,031,536	5,652,817
United Financial Bancorp, Inc.	153,813	1,996,493
WSFS Financial Corp.	397,351	12,623,841
Rate (%)	Maturity date	Par value	Value
Corporate bonds 0.5%	$3,822,000
(Cost $3,811,211)
Financials 0.5%	3,822,000
Banks 0.5%
Popular, Inc.	7.000	07-01-19	3,900,000	3,822,000
Shares	Value
Preferred securities 1.1%	$9,233,285
(Cost $9,357,404)
Financials 1.1%	9,233,285
Banks 0.2%
OFG Bancorp, Series A, 7.125%	794	15,562
OFG Bancorp, Series C, 8.750%	2,184	1,925,333
Thrifts and mortgage finance 0.9%
Flagstar Bancorp, Inc., 5.000% (I)	2,500	3,034,955
Flagstar Bancorp, Inc., Series C, 9.000% (I)	3,507	4,257,435

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Warrants 0.8%		$6,369,574
(Cost $5,454,712)
Financials 0.8%		6,369,574
Banks 0.8%
Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)	1,721,817	774,818
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)	285,756	4,497,799
TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)	112,659	247,850
The PNC Financial Services Group, Inc. (Expiration Date: 12-31-18; Strike Price: $67.33) (I)	34,349	849,107
	Par value	Value
Short-term investments 0.9%		$6,981,000
(Cost $6,981,000)
Repurchase agreement 0.9%		6,981,000
Barclays Tri-Party Repurchase Agreement dated 10-30-15 at 0.070% to be repurchased at $6,802,040 on 11-2-15, collateralized by $6,070,300 U.S. Treasury Bonds, 3.625% due 8-15-43 (valued at $6,938,082, including interest)	6,802,000	6,802,000
Repurchase Agreement with State Street Corp. dated 10-30-15 at 0.000% to be repurchased at $179,000 on 11-2-15, collateralized by $185,000 Federal Home Loan Bank, 0.750% due 8-28-17 (valued at $185,241, including interest)	179,000	179,000
Total investments (Cost $390,404,456)† 100.4%		$789,377,438
Other assets and liabilities, net (0.4%)		($3,438,907)
Total net assets 100.0%		$785,938,531

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(V)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to fund's investments.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $391,721,081. Net unrealized appreciation aggregated $397,656,357, of which $400,351,007 related to appreciated investment securities and $2,694,650 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments, at value (Cost $388,950,196)	$785,906,119
Investments in affiliated issuers, at value (Cost $1,454,260)	3,471,319
Total investments, at value (Cost $390,404,456)	789,377,438
Cash	8,865
Receivable for investments sold	3,009,220
Receivable for fund shares sold	1,845,266
Dividends and interest receivable	768,562
Other receivables and prepaid expenses	47,633
Total assets	795,056,984
Liabilities
Payable for investments purchased	8,045,494
Payable for fund shares repurchased	613,136
Payable to affiliates
Accounting and legal services fees	12,705
Transfer agent fees	82,686
Distribution and service fees	255,115
Trustees' fees	1,320
Other liabilities and accrued expenses	107,997
Total liabilities	9,118,453
Net assets	$785,938,531
Net assets consist of
Paid-in capital	$355,852,001
Undistributed net investment income	180,806
Accumulated net realized gain (loss) on investments and foreign currency transactions	30,932,742
Net unrealized appreciation (depreciation) on investments	398,972,982
Net assets	$785,938,531

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($684,203,070 ÷ 35,002,639 shares)[1]	$19.55
Class B ($13,867,074 ÷ 744,047 shares)[1]	$18.64
Class C ($87,868,387 ÷ 4,706,751 shares)[1]	$18.67
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.58

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-15

Investment income
Dividends	$13,918,268
Interest	23,890
Less foreign taxes withheld	(16,034)
Total investment income	13,926,124
Expenses
Investment management fees	5,925,371
Distribution and service fees	2,875,675
Accounting and legal services fees	141,640
Transfer agent fees	933,122
Trustees' fees	15,470
State registration fees	66,481
Printing and postage	81,814
Professional fees	71,278
Custodian fees	86,260
Registration and filing fees	15,844
Other	18,753
Total expenses	10,231,708
Less expense reductions	(57,889)
Net expenses	10,173,819
Net investment income	3,752,305
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	32,769,505
Investments in affiliated issuers	193,040
32,962,545
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	14,727,145
Investments in affiliated issuers	296,189
15,023,334
Net realized and unrealized gain	47,985,879
Increase in net assets from operations	$51,738,184

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$3,752,305	$3,148,435
Net realized gain	32,962,545	53,445,525
Change in net unrealized appreciation (depreciation)	15,023,334	38,974,480
Increase in net assets resulting from operations	51,738,184	95,568,440
Distributions to shareholders
From net investment income
Class A	(3,675,892)	(3,015,206)
Class B	(245)	—
Class C	(1,007)	—
From net realized gain
Class A	(44,960,831)	(44,744,239)
Class B	(1,099,593)	(1,218,136)
Class C	(4,521,825)	(3,550,895)
Total distributions	(54,259,393)	(52,528,476)
From fund share transactions	44,326,701	(977,683)
Total increase	41,805,492	42,062,281
Net assets
Beginning of year	744,133,039	702,070,758
End of year	$785,938,531	$744,133,039
Undistributed net investment income	$180,806	$97,608

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$19.58	$18.36	$14.70	$12.56	$13.95
Net investment income[1]	0.11	0.09	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.27	2.39	4.37	2.92	(0.27)
Total from investment operations	1.38	2.48	4.46	2.99	(0.21)
Less distributions
From net investment income	(0.11)	(0.08)	(0.09)	(0.07)	(0.05)
From net realized gain	(1.30)	(1.18)	(0.71)	(0.78)	(1.13)
Total distributions	(1.41)	(1.26)	(0.80)	(0.85)	(1.18)
Net asset value, end of period	$19.55	$19.58	$18.36	$14.70	$12.56
Total return (%)[2,3]	7.66	14.14	31.99	25.62	(2.37)
Ratios and supplemental data
Net assets, end of period (in millions)	$684	$663	$632	$547	$457
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.29	1.33	1.38	1.36
Expenses including reductions	1.26	1.28	1.32	1.38	1.36
Net investment income	0.58	0.48	0.57	0.52	0.40
Portfolio turnover (%)	13	16	12	11	16

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$18.75	$17.68	$14.21	$12.18	$13.62
Net investment loss[1]	(0.02)	(0.04)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.21	2.29	4.21	2.84	(0.26)
Total from investment operations	1.19	2.25	4.19	2.81	(0.30)
Less distributions
From net investment income	— [2]	—	(0.01)	— [2]	(0.01)
From net realized gain	(1.30)	(1.18)	(0.71)	(0.78)	(1.13)
Total distributions	(1.30)	(1.18)	(0.72)	(0.78)	(1.14)
Net asset value, end of period	$18.64	$18.75	$17.68	$14.21	$12.18
Total return (%)[3,4]	6.94	13.30	31.05	24.85	(3.16)
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$16	$19	$18	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	1.98	2.03	2.08	2.06
Expenses including reductions	1.96	1.98	2.02	2.08	2.06
Net investment loss	(0.11)	(0.21)	(0.12)	(0.19)	(0.30)
Portfolio turnover (%)	13	16	12	11	16

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$18.78	$17.70	$14.23	$12.20	$13.63
Net investment loss[1]	(0.02)	(0.04)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.21	2.30	4.21	2.84	(0.25)
Total from investment operations	1.19	2.26	4.19	2.81	(0.29)
Less distributions
From net investment income	— [2]	—	(0.01)	— [2]	(0.01)
From net realized gain	(1.30)	(1.18)	(0.71)	(0.78)	(1.13)
Total distributions	(1.30)	(1.18)	(0.72)	(0.78)	(1.14)
Net asset value, end of period	$18.67	$18.78	$17.70	$14.23	$12.20
Total return (%)[3,4]	6.93	13.35	31.00	24.81	(3.07)
Ratios and supplemental data
Net assets, end of period (in millions)	$88	$65	$51	$30	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	1.99	2.02	2.08	2.06
Expenses including reductions	1.97	1.98	2.02	2.08	2.06
Net investment loss	(0.13)	(0.22)	(0.15)	(0.19)	(0.30)
Portfolio turnover (%)	13	16	12	11	16

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks			—	—
Banks	$695,527,920	$695,527,920	—	—
Thrifts and mortgage finance	67,443,659	67,443,659	—	—
Corporate bonds	3,822,000	—	$3,822,000	—

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities				—
Banks	1,940,895	15,562	1,925,333	—
Thrifts and mortgage finance	7,292,390	—	7,292,390	—
Warrants	6,369,574	6,369,574	—	—
Short-term investments	6,981,000	—	6,981,000	—
Total investments in securities	$789,377,438	$769,356,715	$20,020,723	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015, were $1,465. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

23

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$7,401,300	$5,046,415
Long-Term Capital Gain	46,858,093	47,482,061
Total	$54,259,393	$52,528,476

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $1,970,157 of undistributed ordinary income and $30,460,016 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

24

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.750% of the next $500 million of the fund's average daily net assets; (c) 0.735% of the next $1 billion of the fund's average daily net assets; and (d) 0.725% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to March 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average net assets.

For the year ended October 31, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$51,272
Class B	1,134
Class C	5,483
Total	$57,889

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.78% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $784,433 for the year ended October 31, 2015. Of this amount, $124,000 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $647,860 was paid as sales commissions to broker-dealers

25

and $12,573 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $321, $7,797 and $9,104 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,010,637	$826,255
Class B	148,395	18,238
Class C	716,643	88,629
Total	$2,875,675	$933,122

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2015 and 2014 were as follows:

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,183,225	$157,137,332	8,484,846	$160,716,709
Distributions reinvested	2,411,648	43,213,568	2,390,193	43,073,790
Repurchased	(9,453,855)	(176,864,546)	(11,453,382)	(211,552,231)
Net increase (decrease)	1,141,018	$23,486,354	(578,343)	($7,761,732)
Class B shares
Sold	21,113	$384,626	21,479	$379,171
Distributions reinvested	58,400	996,879	63,340	1,094,510
Repurchased	(209,779)	(3,778,053)	(258,386)	(4,598,245)
Net decrease	(130,266)	($2,396,548)	(173,567)	($3,124,564)

26

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class C shares
Sold	1,702,888	$31,471,383	998,446	$17,890,924
Distributions reinvested	198,379	3,392,275	149,103	2,579,487
Repurchased	(646,430)	(11,626,763)	(591,809)	(10,561,798)
Net increase	1,254,837	$23,236,895	555,740	$9,908,613
Total net increase (decrease)	2,265,589	$44,326,701	(196,170)	($977,683)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $101,284,232 and $96,808,712, respectively, for the year ended October 31, 2015.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net assets value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates and regulatory and market impacts.

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended October 31, 2015, is set forth below:

					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain (loss)	Ending value
Anchor Bancorp, Inc.	161,584	—	(16,158)	145,426	—	—	$193,040	$3,471,319

27

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

28

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $46,858,093 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Regional Bank Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2014. The Board noted that the fund outperformed its peer group average for the one-, three- and five-year

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periods ended December 31, 2014. The Board noted the fund's favorable performance relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for the fund are higher than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers, LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

39

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Regional Bank Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230740	01A 10/15 12/15

John Hancock

Small Cap Equity Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Small Cap Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
25	Notes to financial statements
32	Auditor's report
33	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth expectations.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks experienced volatility

The fund's benchmark, the Russell 2000 Growth Index, was up for the year as investors continued to favor growth stocks.

Fund widely underperformed its benchmark

The fund underperformed its benchmark due to adverse stock selection.

Healthcare and information technology were major detractors

From a sector standpoint relative to the benchmark, the health care and information technology sectors were the top detractors, and energy was the biggest contributor.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

The stock prices of small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Thomas L. Holman, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Thomas L. Holman
Portfolio Manager
John Hancock Asset Management

An interview with Portfolio Manager Thomas L. Holman, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Can you briefly describe the market environment over the past 12 months?

The first half of the fiscal year was positive for stocks as the U.S. market was strong and a safe haven from volatility outside the United States. However, the market worldwide turned negative during the months of August and September due to headline risks, including renewed debt concerns in Greece and Chinese stock market volatility that stemmed from increased concerns about growth. Stocks around the globe rallied in October, which represented a recovery from the downturn of the previous months. Macroeconomic data was mixed for the period, but was generally positive. The fund's benchmark, the Russell 2000 Growth Index, rose 3.52% for the year.

The market was especially volatile in the latter portion of the year, as equities experienced their first correction in more than four years, when the S&P 500 Index declined 11.2% from August 17 through August 25. Global economic data appears to be increasingly driving swings in markets, but we believe that the broad fears of the United States going into a recession have calmed. The U.S. economy continues to grow at a modest pace and has been driven by strong housing data, while falling commodity prices have generally supported U.S. consumers. Because of increased market volatility and the absence of inflationary pressures, the timing of an interest-rate increase by the U.S. Federal Reserve has been deferred until at least December.

4

"The U.S. economy continues to grow at a modest pace and has been driven by strong housing data, while falling commodity prices have generally supported U.S. consumers."

The fund underperformed its benchmark. What drove this underperformance?

The primary driver of underperformance was an underweight allocation and poor stock selection within the biotechnology industry, which accounted for over a third of our underperformance. To a lesser degree, stock selection in the information technology and consumer discretionary sectors contributed to the underperformance relative to the benchmark; selection in the energy sector was additive to returns.

Within the sectors, which stocks specifically hurt relative performance?

In the information technology sector, Synchronoss Technologies, Inc. had a negative impact on relative returns after its cloud business fell short of the growth it exhibited the previous year. In the consumer discretionary sector, Kate Spade & Company detracted from relative returns following disappointing same-store sales for the fashion retailer. Deckers Outdoor Corp., maker of Ugg boots and Teva sandals, reported weak sales and also cut its sales outlook.

Within the healthcare sector, Wright Medical Group NV detracted from relative returns as the

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Pool Corp.	2.6
Restoration Hardware Holdings, Inc.	2.5
Fleetmatics Group PLC	2.4
Natus Medical, Inc.	2.4
Lithia Motors, Inc., Class A	2.4
CoStar Group, Inc.	2.4
Guidewire Software, Inc.	2.2
Helen of Troy, Ltd.	2.2
Apogee Enterprises, Inc.	2.2
Knoll, Inc.	2.1
TOTAL	23.4
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"...stock selection in the information technology and consumer discretionary sectors contributed to the underperformance relative to the benchmark; selection in the energy sector was additive to returns."
company struggled with operating losses for most of the year. Prior to period end, Wright received approval for a bone-graft product and announced it would acquire Tonier, Inc. HealthStream, Inc., a provider of Internet-based educational content for healthcare professionals, declined after announcing its acquisition of HealthLine Systems (not held) and associated deferred revenue write-downs. Also within the sector, Healthways, Inc. dropped after lowering financial guidance due to lower-than-expected revenue from a health plan contract and slower-than-expected development of a few projects. We sold the position.

Which stocks aided performance?

FleetMatics Group PLC was the top-performing stock in the fund partially as a result of robust new vehicle subscriptions. Lithia Motors Inc. was additive to relative returns as the automobile company produced record earnings as a result of higher new and late model vehicle sales and the growth of its service, body, and parts business. Pool Corp. also had a positive impact on relative returns, as the world's largest wholesaler of swimming pool and related backyard products reported record revenues and raised guidance for the year.

How was the portfolio positioned at the end of the period?

The portrfolio was overweight the consumer discretionary, industrials, health care, and energy sectors at the end of the period. We were underweight the financials, materials, consumer staples, and informational technology sectors. We continue to focus on companies that offer compelling

6

value propositions for their customers, have sustainable competitive advantages, operate in large, growing markets, and whose management teams focus on maximizing the business's long-term potential. We believe companies with these characteristics generally have a greater probability of success.

MANAGED BY

Thomas L. Holman On the fund since 2012 Investing since 1993

The views expressed in this report are exclusively those of Thomas L. Holman, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-9.20	8.24	4.75	48.55	59.06
Class B	-9.85	8.31	4.69	49.02	58.12
Class C	-6.02	8.59	4.55	51.01	56.08
Class I1	-4.12	9.75	5.81	59.21	75.86
Class R6[1,2]	-4.00	9.89	5.86	60.23	76.76
Index†	3.52	13.56	8.67	88.85	129.69

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6
Gross (%)	1.23	1.93	1.93	0.91	0.82
Net (%)	1.23	1.93	1.93	0.91	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Growth Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-05	15,812	15,812	22,969
Class C3	10-31-05	15,608	15,608	22,969
Class I1	10-31-05	17,586	17,586	22,969
Class R6[1,2]	10-31-05	17,676	17,676	22,969

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted growth expectations.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$939.20	$5.91	1.21%
Class B	1,000.00	936.00	9.32	1.91%
Class C	1,000.00	936.10	9.32	1.91%
Class I	1,000.00	940.90	4.40	0.90%
Class R6	1,000.00	941.40	3.87	0.79%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.10	$6.16	1.21%
Class B	1,000.00	1,015.60	9.70	1.91%
Class C	1,000.00	1,015.60	9.70	1.91%
Class I	1,000.00	1,020.70	4.58	0.90%
Class R6	1,000.00	1,021.20	4.02	0.79%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 96.0%		$359,220,467
(Cost $336,315,668)
Consumer discretionary 20.0%		74,676,444
Auto components 1.4%
Gentherm, Inc. (I)	105,519	5,187,314
Distributors 2.6%
Pool Corp.	117,930	9,616,012
Hotels, restaurants and leisure 3.0%
Dave & Buster's Entertainment, Inc. (I)	152,323	5,876,621
Sonic Corp.	183,581	5,239,402
Household durables 2.5%
Helen of Troy, Ltd. (I)	82,176	8,152,681
Installed Building Products, Inc. (I)	59,736	1,323,152
Media 1.6%
Rentrak Corp. (I)	107,758	5,946,086
Specialty retail 6.1%
Lithia Motors, Inc., Class A	75,446	8,856,606
Restoration Hardware Holdings, Inc. (I)	89,782	9,255,626
Select Comfort Corp. (I)	217,174	4,604,089
Textiles, apparel and luxury goods 2.8%
Deckers Outdoor Corp. (I)	80,806	4,497,662
Kate Spade & Company (I)	340,634	6,121,193
Energy 1.6%		5,827,600
Oil, gas and consumable fuels 1.6%
Parsley Energy, Inc., Class A (I)	144,978	2,570,460
Western Refining, Inc.	78,259	3,257,140
Financials 7.1%		26,615,604
Banks 4.1%
Glacier Bancorp, Inc.	193,122	5,283,818
MB Financial, Inc.	189,640	6,113,994
Renasant Corp.	112,937	3,911,008
Capital markets 0.6%
Virtu Financial, Inc., Class A	99,924	2,418,161
Real estate investment trusts 2.4%
DiamondRock Hospitality Company	408,102	4,766,631
QTS Realty Trust, Inc., Class A	95,838	4,121,992
Health care 27.5%		102,937,296
Biotechnology 5.9%
Amicus Therapeutics, Inc. (I)	167,172	1,253,790

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Chimerix, Inc. (I)	65,774	$2,577,025
Dynavax Technologies Corp. (I)	82,280	1,868,579
Exact Sciences Corp. (I)	126,177	1,051,054
Insys Therapeutics, Inc. (I)	65,153	1,678,341
MiMedx Group, Inc. (I)	302,181	2,199,878
Neurocrine Biosciences, Inc. (I)	77,057	3,782,728
NewLink Genetics Corp. (I)	45,319	1,734,358
Radius Health, Inc. (I)	41,280	2,651,414
Ultragenyx Pharmaceutical, Inc. (I)	32,269	3,205,925
Health care equipment and supplies 12.3%
Alere, Inc. (I)	88,209	4,068,199
Align Technology, Inc. (I)	106,673	6,982,815
Globus Medical, Inc., Class A (I)	252,180	5,636,223
ICU Medical, Inc. (I)	37,585	4,133,222
Natus Medical, Inc. (I)	195,649	8,907,899
NuVasive, Inc. (I)	115,236	5,434,530
NxStage Medical, Inc. (I)	160,914	2,688,873
Vascular Solutions, Inc. (I)	85,924	2,759,879
Wright Medical Group NV (I)	291,262	5,630,097
Health care providers and services 7.3%
Air Methods Corp. (I)	174,404	7,138,356
AMN Healthcare Services, Inc. (I)	101,191	2,870,789
HealthSouth Corp.	147,680	5,143,694
Team Health Holdings, Inc. (I)	102,093	6,091,889
The Ensign Group, Inc.	144,621	6,097,221
Health care technology 1.3%
HealthStream, Inc. (I)	199,418	4,748,143
Pharmaceuticals 0.7%
Impax Laboratories, Inc. (I)	75,148	2,602,375
Industrials 14.6%		54,671,446
Aerospace and defense 1.7%
Teledyne Technologies, Inc. (I)	69,210	6,175,608
Building products 3.6%
Apogee Enterprises, Inc.	163,868	8,116,382
Masonite International Corp. (I)	89,532	5,360,281
Commercial services and supplies 2.1%
Knoll, Inc.	338,778	7,873,201
Electrical equipment 2.0%
Acuity Brands, Inc.	34,750	7,596,350
Machinery 1.3%
Proto Labs, Inc. (I)	73,761	4,782,663

SEE NOTES TO FINANCIAL STATEMENTS13

		Shares	Value
Industrials (continued)
Professional services 1.5%
	WageWorks, Inc. (I)	118,410	$5,686,048
Road and rail 1.2%
	Old Dominion Freight Line, Inc. (I)	73,112	4,528,557
Trading companies and distributors 1.2%
	Watsco, Inc.	37,002	4,552,356
Information technology 23.0%			86,211,683
Internet software and services 6.3%
	CoStar Group, Inc. (I)	43,482	8,829,890
	Demandware, Inc. (I)	99,396	5,635,753
	Marketo, Inc. (I)	263,815	7,764,075
	MaxPoint Interactive, Inc. (I)	281,239	1,355,572
Semiconductors and semiconductor equipment 2.3%
	Integrated Device Technology, Inc. (I)	182,773	4,660,712
	Monolithic Power Systems, Inc.	66,084	4,124,963
Software 14.4%
	Aspen Technology, Inc. (I)	157,329	6,511,847
	AVG Technologies NV (I)	276,939	6,563,454
	Fleetmatics Group PLC (I)	162,014	9,017,699
	Guidewire Software, Inc. (I)	143,134	8,334,693
	HubSpot, Inc. (I)	93,337	4,842,324
	RingCentral, Inc., Class A (I)	410,532	7,594,842
	SolarWinds, Inc. (I)	116,725	6,773,552
	The Rubicon Project, Inc. (I)	277,197	4,202,307
Materials 2.2%			8,280,394
Chemicals 1.5%
	Balchem Corp.	46,314	3,163,246
	Quaker Chemical Corp.	30,252	2,401,404
Construction materials 0.7%
	Headwaters, Inc. (I)	132,153	2,715,744
	Yield (%)	Shares	Value
Securities lending collateral 0.4%			$1,593,226
(Cost $1,593,083)
John Hancock Collateral Trust (W)	0.1388(Y)	159,233	1,593,226

14SEE NOTES TO FINANCIAL STATEMENTS

	Par value	Value
Short-term investments 3.2%		$11,898,000
(Cost $11,898,000)
Repurchase agreement 3.2%		11,898,000
Barclays Tri-Party Repurchase Agreement dated 10-30-15 at 0.070% to be repurchased at $11,591,068 on 11-2-15, collateralized by $10,344,200 U.S. Treasury Bonds, 3.625% due 8-15-43 (valued at $11,822,959, including interest)	11,591,000	11,591,000
Repurchase Agreement with State Street Corp. dated 10-30-15 at 0.000% to be repurchased at $307,000 on 11-2-15, collateralized by $315,000 Federal Home Loan Bank, 0.750% due 8-28-17 (valued at $315,410, including interest)	307,000	307,000
Total investments (Cost $349,806,751)† 99.6%		$372,711,693
Other assets and liabilities, net 0.4%		$1,385,512
Total net assets 100.0%		$374,097,205

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $350,102,084. Net unrealized appreciation aggregated $22,609,609, of which $48,246,694 related to appreciated investment securities and $25,637,085 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $348,213,668)	$371,118,467
Investments in affiliated issuers, at value (Cost $1,593,083)	1,593,226
Total investments, at value (Cost $349,806,751)	372,711,693
Cash	13,600
Receivable for investments sold	3,828,106
Receivable for fund shares sold	52,255
Dividends and interest receivable	63,173
Receivable for securities lending income	13,954
Other receivables and prepaid expenses	53,623
Total assets	376,736,404
Liabilities
Payable for investments purchased	502,622
Payable for fund shares repurchased	384,253
Payable upon return of securities loaned	1,596,500
Payable to affiliates
Accounting and legal services fees	5,799
Transfer agent fees	39,346
Distribution and service fees	20,682
Trustees' fees	750
Other liabilities and accrued expenses	89,247
Total liabilities	2,639,199
Net assets	$374,097,205
Net assets consist of
Paid-in capital	$368,464,279
Accumulated net investment loss	(2,731,947)
Accumulated net realized gain (loss) on investments and investments	(14,540,069)
Net unrealized appreciation (depreciation) on investments	22,904,942
Net assets	$374,097,205

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($326,835,441 ÷ 10,031,128 shares)[1]	$32.58
Class B ($8,865,950 ÷ 307,635 shares)[1]	$28.82
Class C ($24,683,489 ÷ 856,048 shares)[1]	$28.83
Class I ($11,807,368 ÷ 338,610 shares)	$34.87
Class R6 ($1,904,957 ÷ 54,414 shares)	$35.01
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$34.29

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS   For the year ended 10-31-15

Investment income
Dividends	$1,666,146
Securities lending	259,169
Interest	5,081
Less foreign taxes withheld	(1,216)
Total investment income	1,929,180
Expenses
Investment management fees	2,912,524
Distribution and service fees	1,475,540
Accounting and legal services fees	75,592
Transfer agent fees	508,417
Trustees' fees	8,802
State registration fees	80,002
Printing and postage	62,938
Professional fees	57,244
Custodian fees	53,390
Registration and filing fees	21,938
Other	14,861
Total expenses	5,271,248
Less expense reductions	(32,201)
Net expenses	5,239,047
Net investment loss	(3,309,867)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	22,476,524
Investments in affiliated issuers	(974)
22,475,550
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(36,293,480)
Investments in affiliated issuers	(60)
(36,293,540)
Net realized and unrealized loss	(13,817,990)
Decrease in net assets from operations	($17,127,857)

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment loss	($3,309,867)	($4,309,308)
Net realized gain	22,475,550	61,497,217
Change in net unrealized appreciation (depreciation)	(36,293,540)	(57,533,617)
Decrease in net assets resulting from operations	(17,127,857)	(345,708)
From fund share transactions	(42,902,789)	(57,895,750)
Total decrease	(60,030,646)	(58,241,458)
Net assets
Beginning of year	434,127,851	492,369,309
End of year	$374,097,205	$434,127,851
Accumulated net investment loss	($2,731,947)	($3,736,162)

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$34.09	$33.99	$24.76	$22.63	$21.41
Net investment loss[1]	(0.26)	(0.30)	(0.28)	(0.19)	(0.20)
Net realized and unrealized gain (loss) on investments	(1.25)	0.40	9.53	2.76	1.57
Total from investment operations	(1.51)	0.10	9.25	2.57	1.37
Less distributions
From net investment income	—	—	(0.02)	(0.44)	(0.15)
Net asset value, end of period	$32.58	$34.09	$33.99	$24.76	$22.63
Total return (%)[2,3]	(4.43)	0.29	37.41	11.65	6.34 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$327	$377	$418	$336	$347
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.23	1.27	1.32	1.28
Expenses including reductions	1.21	1.22	1.26	1.32	1.28
Net investment loss	(0.74)	(0.88)	(1.00)	(0.79)	(0.80)
Portfolio turnover (%)	91	115	81	73	110

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.

20SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$30.37	$30.49	$22.34	$20.46	$19.38
Net investment loss[1]	(0.44)	(0.48)	(0.43)	(0.33)	(0.33)
Net realized and unrealized gain (loss) on investments	(1.11)	0.36	8.58	2.51	1.42
Total from investment operations	(1.55)	(0.12)	8.15	2.18	1.09
Less distributions
From net investment income	—	—	—	(0.30)	(0.01)
Net asset value, end of period	$28.82	$30.37	$30.49	$22.34	$20.46
Total return (%)[2,3]	(5.10)	(0.39)	36.48	10.85	5.61 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$14	$20	$20	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91	1.93	1.97	2.02	1.98
Expenses including reductions	1.90	1.92	1.97	2.02	1.98
Net investment loss	(1.45)	(1.59)	(1.70)	(1.50)	(1.47)
Portfolio turnover (%)	91	115	81	73	110

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$30.38	$30.51	$22.35	$20.47	$19.40
Net investment loss[1]	(0.44)	(0.47)	(0.43)	(0.33)	(0.33)
Net realized and unrealized gain (loss) on investments	(1.11)	0.34	8.59	2.51	1.41
Total from investment operations	(1.55)	(0.13)	8.16	2.18	1.08
Less distributions
From net investment income	—	—	—	(0.30)	(0.01)
Net asset value, end of period	$28.83	$30.38	$30.51	$22.35	$20.47
Total return (%)[2,3]	(5.07)	(0.43)	36.51	10.84	5.58 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$28	$30	$25	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91	1.93	1.97	2.02	1.98
Expenses including reductions	1.91	1.92	1.96	2.02	1.98
Net investment loss	(1.44)	(1.59)	(1.70)	(1.49)	(1.50)
Portfolio turnover (%)	91	115	81	73	110

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$36.37	$36.16	$26.29	$24.01	$22.71
Net investment loss[1]	(0.16)	(0.20)	(0.19)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	(1.34)	0.41	10.13	2.92	1.69
Total from investment operations	(1.50)	0.21	9.94	2.82	1.56
Less distributions
From net investment income	—	—	(0.07)	(0.54)	(0.26)
Net asset value, end of period	$34.87	$36.37	$36.16	$26.29	$24.01
Total return (%)[2]	(4.12)	0.58	37.93	12.08	6.80 [3]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$13	$23	$17	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.91	0.91	0.92	0.87
Expenses including reductions	0.89	0.90	0.91	0.92	0.87
Net investment loss	(0.43)	(0.55)	(0.64)	(0.39)	(0.50)
Portfolio turnover (%)	91	115	81	73	110

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$36.47	$36.21	$26.32	$24.01	$24.06
Net investment loss[2]	(0.12)	(0.17)	(0.17)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.34)	0.43	10.14	2.92	(0.02)
Total from investment operations	(1.46)	0.26	9.97	2.84	(0.05)
Less distributions
From net investment income	—	—	(0.08)	(0.53)	—
Net asset value, end of period	$35.01	$36.47	$36.21	$26.32	$24.01
Total return (%)[3]	(4.00)	0.72	38.01	12.19	(0.21	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.82	0.83	0.85	0.91	[6]
Expenses including reductions	0.78	0.79	0.82	0.85	0.89	[6]
Net investment loss	(0.32)	(0.49)	(0.56)	(0.31)	(0.74	) [6]
Portfolio turnover (%)	91	115	81	73	110	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Equity Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2015, all investments are categorized as Level 1 under the hierarchy described above, except repurchase agreements which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not

25

less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2015, the fund had recalled $1,532,640 of securities on loan and held $1,596,500 of cash collateral to be returned upon settlement.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

26

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $1,151. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2015, the fund has a capital loss carryforward of $14,694,480 available to offset future net realized capital gains. This carryforward expires October 31, 2016. Availability of a certain amount of the loss carryforwards, which were acquired on November 22, 2010, in a merger with JH Small Cap Fund, may be limited in a given year.

Qualified late year ordinary losses of $2,731,947 are treated as occurring on November 1, 2015, the first day of the fund's next taxable year.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $449,744 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

27

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis equal to the sum of: (a) 0.700% of the first $1 billion of the fund's average daily net assets and (b) 0.685% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on February 29, 2016, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares

For the year ended October 31, 2015 these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$27,785	Class I	$951
Class B	878	Class R6	498
Class C	2,089	Total	$32,201

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including

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the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $100,286 for the year ended October 31, 2015. Of this amount, $15,214 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $67,210 was paid as sales commissions to broker-dealers and $17,862 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B, and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $1,644, $12,555 and $3,296 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,088,237	$446,750
Class B	114,716	14,064
Class C	272,587	33,580
Class I	—	13,694
Class R6	—	329
Total	$1,475,540	$508,417

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2015 and 2014 were as follows:

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	443,568	$15,343,428	753,953	$25,624,932
Repurchased	(1,485,905)	(51,243,247)	(1,989,249)	(66,157,394)
Net decrease	(1,042,337)	($35,899,819)	(1,235,296)	($40,532,462)
Class B shares
Sold	8,207	$255,058	18,403	$577,715
Repurchased	(148,798)	(4,546,329)	(239,156)	(7,041,834)
Net decrease	(140,591)	($4,291,271)	(220,753)	($6,464,119)
Class C shares
Sold	62,105	$1,924,041	118,204	$3,651,537
Repurchased	(135,515)	(4,169,335)	(184,121)	(5,453,214)
Net decrease	(73,410)	($2,245,294)	(65,917)	($1,801,677)
Class I shares
Sold	89,452	$3,299,493	277,187	$10,015,591
Repurchased	(95,219)	(3,479,282)	(569,492)	(21,231,283)
Net decrease	(5,767)	($179,789)	(292,305)	($11,215,692)
Class R6 shares
Sold	435	$16,580	66,806	$2,451,311
Repurchased	(8,092)	(303,196)	(8,891)	(333,111)
Net increase (decrease)	(7,657)	($286,616)	57,915	$2,118,200
Total net decrease	(1,269,762)	($42,902,789)	(1,756,356)	($57,895,750)

.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $367,086,610 and $414,827,467, respectively, for the year ended October 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net assets value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Subsequent event

On December 10, 2015, the Board of Trustees approved a proposal to merge John Hancock Small Cap Equity, a series of John Hancock Investment Trust II into John Hancock New Opportunities Fund, a series of John Hancock Funds II. Shareholders of John Hancock Small Cap Equity Fund are expected to meet on or about April 15, 2016 to vote on the proposal. If approved, the merger is expected to be completed on or about May 13, 2016. John Hancock Small Cap Equity will close to new investors after the close of business on January 21, 2016. The fund will remain open to purchases and redemptions from existing shareholders until on or about May 13, 2016.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Small Cap Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance,

34

including differences in the fund's investment strategies relative to the Lipper peer group. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the

36

purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

40

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230743	37A 10/15 12/15

John Hancock

Financial Industries Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Financial Industries Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Growth concerns weighed on financials

Financial stocks with capital markets exposure were negatively impacted by fears of a global growth slowdown.

Stock selection negatively impacted performance

The fund underperformed its benchmark, the S&P 500 Financials Index, owing primarily to stock selection in companies outside the benchmark.

The fund's regional bank exposure helped

A focus on regional banks and other stocks tied directly to the U.S. economy contributed to the fund's absolute performance and had a positive impact on relative performance.

PORTFOLIO COMPOSITION AS OF 10/31/15 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a more broadly invested portfolio. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Foreign investing has additional risks, such as currency and market volatility and political and social instability. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

What factors affected financial stocks over the past 12 months?

Ongoing uncertainty over the timing of an initial interest-rate increase by the U.S. Federal Reserve (Fed) caused financial stocks to trail the broad market S&P 500 Index during the reporting period. Following an improving series of U.S. economic reports, headlined by solid job growth and a second-quarter GDP growth reading of 3.9%, the Fed failed to raise its target for the federal funds rate at its September meeting. In their decision, Fed policymakers cited concerns over the negative impact of recent global turmoil on the United States, reaffirming worries about worldwide economic growth just a month after China devalued its currency in an effort to stabilize its slowing economy.

Equities had moved higher for the first nine months of the reporting period, boosted by solid corporate earnings and continued accommodation from the Fed as well as central banks in Europe, Japan, and China. But China's move, combined with falling oil prices, emerging markets weakness, and continued strength of the U.S. dollar, led to a sharp sell-off in equities and the first correction for the S&P 500 Index since 2011. Financial stocks declined in line with the broader market.

How did continued low interest rates impact financials?

The Fed maintained its zero interest-rate policy throughout the year, which was a disappointment to us and a lot of other investors who believe the U.S. economy is now strong enough to absorb higher borrowing costs. Low interest rates limit the income banks can earn from their lending operations. Larger capitalization and money center banks, which do the bulk of their lending to corporations, are most impacted by short-term rates that remain close to zero. On the positive side, low rates have encouraged companies to take advantage of cheap financing to continue to engage in merger-and-acquisition activity. Within financials, we have seen a healthy merger-and-acquisition market among regional banks.

How did the fund respond to these market conditions?

The United States remains the brightest spot in the global economy and, as a result, financial stocks with the most direct exposure to the U.S. economy fared best; we continued to allocate most of the

4

"The United States remains the brightest spot in the global economy and, as a result, financial stocks with the most direct exposure to the U.S. economy fared best ..."
fund's assets to domestic stocks. These included regional banks and insurance companies. The fund trailed its benchmark, the S&P 500 Financials Index, over the period due to an underweight in traditional U.S. money center banks. Several positions not in the fund's benchmark also hurt relative performance.

Stocks with exposure to capital markets or global demand, including asset managers and private equity firms, were underperformers. We believe these results had more to do with general market conditions and heightened volatility than any company-specific issues.

Which holdings detracted the most from results?

The leading detractors from fund performance included alternative asset managers American Capital, Ltd., The Carlyle Group LP, and KKR & Company LP, which were hurt by a decline in initial public offerings and secondary offerings that limited opportunities to realize the value of their privately held portfolio holdings. In addition, the fund was hurt by underweight positions in JPMorgan Chase & Co. and Wells Fargo & Company, which both outperformed the overall financials sector. Out-of-benchmark positions in Royal Bank of Scotland Group PLC, which is taking longer to restructure its business than anticipated, and Norway-based SpareBank 1 SR-Bank ASA, which was hurt by low oil prices, also had a negative impact on results.

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Citigroup, Inc.	4.2
JPMorgan Chase & Co.	3.8
U.S. Bancorp	3.7
The Blackstone Group LP	3.4
Bank of America Corp.	3.3
Visa, Inc., Class A	2.9
SVB Financial Group	2.8
Schroders PLC	2.8
CNO Financial Group, Inc.	2.7
UniCredit SpA	2.5
TOTAL	32.1
As a percentage of net assets.
Cash and cash equivalents are not included.

5

What stocks had the greatest impact on performance during the year?

Leading contributors to performance resulted from the fund's bottom-up stock selection process. The Blackstone Group LP benefited from its industry leading positions in the private equity and alternative investment space. An out-of-benchmark position in Visa, Inc. also contributed to returns as the card issuer capitalized on the growth of ApplePay and other mobile payment apps. The company's planned repurchase of Visa Europe was also met with optimism as it should be accretive to earnings and provide cost savings. Other contributors included bond insurer Assured Guaranty, Ltd. Assured has been the best performer in a strong sector. The stock sold off in 2014, but rallied this past year as the market became more comfortable with the reserves it set aside for bond losses as well as progress being made to avoid a municipal bond default in Puerto Rico. Michigan-based Talmer Bancorp, Inc., which was established during the financial crisis to buy failed banks, benefited from solid execution of its merger-and-acquisition program as well as a recovering Midwest economy.

How was the fund positioned at the end of the period?

Despite our disappointment around the Fed's decision to hold interest rates steady, we remain positive on the financials sector as a continued economic recovery will likely lead to the normalization of rates. Local and regional banks are thriving in the current environment and the fund has significant exposure to these stocks. We also maintained the fund's exposure to real estate investment trusts. Longer term, demand for banking and related financial products and services is expected to increase due to growth of the middle class in developing markets.

We increased the fund's allocation to European financial stocks, as the effects of economic reforms and aggressive stimulus by the European Central Bank are beginning to show up in better economic growth and increased lending activity. After adding several diversified investment and regional banks in 2014, we focused the fund's latest investments in the asset management sector, where we

COUNTRY COMPOSITION AS OF 10/31/15 (%)

United States	78.6
United Kingdom	6.7
Italy	4.6
Bermuda	2.4
Denmark	2.0
Ireland	1.8
Norway	1.4
Guernsey, Channel Islands	1.4
Puerto Rico	0.7
France	0.4
TOTAL	100.0
As a percentage of net assets.

6

see a growing need for investment products for retirement and related long-term goals. New purchases during the year included British asset manager Schroders PLC, Italian asset manager Azimut Holding SpA, and French private equity firm Altamir.

MANAGED BY

Susan A. Curry On the fund since 2004 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

INDUSTRY COMPOSITION AS OF 10/31/15 (%)

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-4.37	11.50	3.14	72.32	36.20
Class B	-5.12	11.57	3.09	72.91	35.55
Class C	-1.06	11.85	2.95	75.05	33.72
Class NAV[1,2]	1.08	13.20	4.18	85.88	50.66
Index 1†	2.85	12.64	-0.15	81.30	-1.49
Index 2†	5.20	14.33	7.85	95.37	112.89

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class NAV
Gross/Net (%)	1.43	2.13	2.13	1.00

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Financials Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Financial Industries Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	10-31-05	13,555	13,555	9,851	21,289
Class C3	10-31-05	13,372	13,372	9,851	21,289
Class NAV[1,2]	10-31-05	15,066	15,066	9,851	21,289

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class NAV shares were first offered on 7-12-13. Returns prior to this date are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class NAV shares.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$974.10	$6.17	1.24%
Class B	1,000.00	970.60	9.64	1.94%
Class C	1,000.00	970.70	9.64	1.94%
Class NAV	1,000.00	976.30	4.03	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$6.31	1.24%
Class B	1,000.00	1,015.40	9.86	1.94%
Class C	1,000.00	1,015.40	9.86	1.94%
Class NAV	1,000.00	1,021.10	4.13	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 93.2%		$1,076,591,419
(Cost $918,527,413)
Financials 90.4%		1,043,577,095
Banks 52.4%
Ameris Bancorp	226,335	7,129,551
Bank of America Corp.	2,281,505	38,283,654
Bank of Ireland (I)	56,452,559	20,990,335
Bank of Marin Bancorp	57,070	3,034,983
Bankwell Financial Group, Inc. (I)	120,833	2,336,910
Barclays PLC, ADR	1,966,668	27,985,686
BB&T Corp.	335,822	12,475,787
Chemical Financial Corp.	137,101	4,651,837
CIT Group, Inc.	427,305	18,374,115
Citigroup, Inc.	912,342	48,509,224
Citizens Financial Group, Inc.	306,658	7,451,789
Comerica, Inc.	66,033	2,865,832
Danske Bank A/S	836,790	23,023,151
East West Bancorp, Inc.	279,065	11,271,435
First Business Financial Services, Inc.	86,850	2,140,853
Flushing Financial Corp.	270,632	5,694,097
Glacier Bancorp, Inc.	645,370	17,657,323
Great Western Bancorp, Inc.	313,741	8,866,321
Independent Bank Corp. (MI)	174,514	2,526,963
JPMorgan Chase & Co.	691,587	44,434,465
KeyCorp	1,351,648	16,787,468
M&T Bank Corp.	91,289	10,940,987
MB Financial, Inc.	135,404	4,365,425
Regions Financial Corp.	1,492,979	13,959,354
Royal Bank of Scotland Group PLC, ADR (I)	863,286	8,356,608
Sandy Spring Bancorp, Inc.	214,742	5,905,405
SpareBank 1 SR-Bank ASA	1,788,924	8,545,413
Sun Bancorp, Inc. (I)	202,067	4,043,361
SunTrust Banks, Inc.	605,393	25,135,917
SVB Financial Group (I)	264,978	32,345,864
Talmer Bancorp, Inc., Class A	1,045,112	17,578,784
The Community Financial Corp.	91,644	1,949,268
TriCo Bancshares	236,623	6,237,382
U.S. Bancorp	1,002,976	42,305,528
UniCredit SpA	4,536,271	29,290,998
Union Bankshares Corp.	470,760	11,792,538
Wells Fargo & Company	523,052	28,318,035
Yadkin Financial Corp.	318,813	7,508,046
Zions Bancorporation	677,827	19,501,083

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 19.6%
Altamir	401,434	$4,521,517
American Capital, Ltd. (I)	2,102,900	26,896,091
Ameriprise Financial, Inc.	225,206	25,979,764
Apollo Investment Corp.	175,237	935,766
Azimut Holding SpA	727,371	17,495,456
Fifth Street Finance Corp.	1,825,819	10,461,943
Intermediate Capital Group PLC	995,569	8,664,855
Invesco, Ltd.	713,207	23,657,076
KKR & Company LP	1,238,638	21,242,642
PJT Partners, Inc., Class A (I)	29,536	635,024
Schroders PLC	703,953	32,299,695
The Blackstone Group LP	1,181,453	39,058,836
The Carlyle Group LP	732,596	13,728,849
TriplePoint Venture Growth BDC Corp.	60,783	659,496
Consumer finance 2.5%
Discover Financial Services	508,259	28,574,321
Diversified financial services 0.5%
Cerved Information Solutions SpA (I)	830,444	6,291,324
Insurance 11.0%
American International Group, Inc.	432,961	27,302,521
Assured Guaranty, Ltd.	996,562	27,345,661
CNO Financial Group, Inc.	1,622,783	31,173,661
Gjensidige Forsikring ASA	504,162	7,675,884
Lincoln National Corp.	293,521	15,706,309
The Hartford Financial Services Group, Inc.	396,565	18,345,097
Real estate investment trusts 4.3%
Essex Property Trust, Inc.	42,344	9,334,311
FelCor Lodging Trust, Inc.	1,016,125	8,179,806
Rexford Industrial Realty, Inc.	474,761	7,192,629
Simon Property Group, Inc.	121,500	24,477,390
Thrifts and mortgage finance 0.1%
Provident Financial Services, Inc.	57,549	1,169,396
Information technology 2.8%		33,014,324
IT services 2.8%
Visa, Inc., Class A	425,552	33,014,324
Preferred securities 1.1%		$12,336,847
(Cost $12,678,140)
Financials 1.1%		12,336,847
Banks 0.3%
OFG Bancorp, Series A, 7.125%	1,231	24,128
OFG Bancorp, Series C, 8.750%	3,340	2,944,419

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
Financials (continued)
Thrifts and mortgage finance 0.8%
Flagstar Bancorp, Inc., 9.000% (I)			2,500	$3,034,955
Flagstar Bancorp, Inc., Series C, 9.000% (I)			5,217	6,333,345
	Rate (%)	Maturity date	Par value	Value
Corporate bonds 0.9%				$9,964,150
(Cost $9,959,087)
Financials 0.9%				9,964,150
Banks 0.5%
Popular, Inc.	7.000	07-01-19	$5,750,000	5,635,000
Diversified financial services 0.4%
NewStar Financial, Inc.	7.250	05-01-20	4,340,000	4,329,150
			Shares	Value
Investment companies 1.4%				$16,002,967
(Cost $6,186,653)
AP Alternative Assets LP (I)			432,674	16,002,967
Warrants 0.4%				$5,028,731
(Cost $4,624,794)
Financials 0.4%				5,028,731
Banks 0.4%
Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)			1,027,125	462,206
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)			229,819	3,617,351
The PNC Financial Services Group, Inc. (Expiration Date: 12-31-18; Strike Price: $67.33) (I)			38,397	949,174
			Par value	Value
Short-term investments 3.9%				$44,652,000
(Cost $44,652,000)
Repurchase agreement 3.9%				44,652,000
Barclays Tri-Party Repurchase Agreement dated 10-30-15 at 0.070% to be repurchased at $43,499,254 on 11-2-15, collateralized by $43,947,900 U.S. Treasury Notes, 1.625% due 7-31-20 (valued at $44,369,288, including interest)			43,499,000	43,499,000
Repurchase Agreement with State Street Corp. dated 10-30-15 at 0.000% to be repurchased at $1,153,000 on 11-2-15, collateralized by $1,175,000 Federal Home Loan Bank, 0.750% due 8-28-17 (valued at $1,176,528, including interest)			1,153,000	1,153,000
Total investments (Cost $996,628,087)† 100.9%				$1,164,576,114
Other assets and liabilities, net (0.9%)				($9,885,267)
Total net assets 100.0%				$1,154,690,847

14SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $1,001,664,866. Net unrealized appreciation aggregated $162,911,248, of which $203,172,529 related to appreciated investment securities and $40,261,281 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments, at value (Cost $996,628,087)	$1,164,576,114
Cash	156,465
Foreign currency, at value (Cost $35)	35
Receivable for investments sold	1,461,690
Receivable for fund shares sold	511,352
Receivable for forward foreign currency exchange contracts	1,863,714
Dividends and interest receivable	1,595,968
Other receivables and prepaid expenses	38,413
Total assets	1,170,203,751
Liabilities
Payable for investments purchased	14,560,229
Payable for forward foreign currency exchange contracts	334,211
Payable for fund shares repurchased	300,040
Payable to affiliates
Accounting and legal services fees	18,386
Transfer agent fees	41,049
Distribution and service fees	120,250
Trustees' fees	2,005
Other liabilities and accrued expenses	136,734
Total liabilities	15,512,904
Net assets	$1,154,690,847
Net assets consist of
Paid-in capital	$984,549,764
Undistributed net investment income	9,925,697
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,262,209)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	169,477,595
Net assets	$1,154,690,847

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($335,298,488 ÷ 19,376,022 shares)[1]	$17.30
Class B ($8,192,504 ÷ 516,299 shares)[1]	$15.87
Class C ($42,401,199 ÷ 2,667,286 shares)[1]	$15.90
Class NAV ($768,798,656 ÷ 44,369,327 shares)	$17.33
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.21

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-15

Investment income
Dividends	$27,658,702
Interest	209,289
Securities lending	183,809
Less foreign taxes withheld	(566,551)
Total investment income	27,485,249
Expenses
Investment management fees	8,862,408
Distribution and service fees	1,484,522
Accounting and legal services fees	220,851
Transfer agent fees	470,995
Trustees' fees	21,468
State registration fees	54,289
Printing and postage	68,757
Professional fees	85,087
Custodian fees	188,182
Registration and filing fees	16,412
Other	24,838
Total expenses	11,497,809
Less expense reductions	(89,726)
Net expenses	11,408,083
Net investment income	16,077,166
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	26,083,845
Investments in affiliated issuers	(227)
26,083,618
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(34,969,808)
(34,969,808)
Net realized and unrealized loss	(8,886,190)
Increase in net assets from operations	$7,190,976

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$16,077,166	$10,928,267
Net realized gain	26,083,618	19,547,765
Change in net unrealized appreciation (depreciation)	(34,969,808)	63,447,898
Increase in net assets resulting from operations	7,190,976	93,923,930
Distributions to shareholders
From net investment income
Class A	(1,737,719)	(1,048,927)
Class NAV	(7,144,656)	(3,747,263)
Total distributions	(8,882,375)	(4,796,190)
From fund share transactions	55,160,555	176,118,760
Total increase	53,469,156	265,246,500
Net assets
Beginning of year	1,101,221,691	835,975,191
End of year	$1,154,690,847	$1,101,221,691
Undistributed net investment income	$9,925,697	$7,063,903

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$17.28	$15.64	$11.82	$9.26	$9.79
Net investment income[1]	0.19	0.16	0.11	0.06	0.06
Net realized and unrealized gain (loss) on investments	(0.08)	1.53	3.75	2.62	(0.58)
Total from investment operations	0.11	1.69	3.86	2.68	(0.52)
Less distributions
From net investment income	(0.09)	(0.05)	(0.04)	(0.12)	(0.01)
Net asset value, end of period	$17.30	$17.28	$15.64	$11.82	$9.26
Total return (%)[2,3]	0.67	10.84	32.71	29.38	(5.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$335	$322	$322	$244	$207
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.29	1.35	1.42	1.40
Expenses including reductions	1.24	1.29	1.35	1.42	1.40
Net investment income	1.11	0.93	0.78	0.56	0.60
Portfolio turnover (%)	21	21	18	28	50

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-15	10-31-14	10-31-13		10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$15.88	$14.44	$10.97		$8.58	$9.12
Net investment income (loss)[1]	0.06	0.02	—	[2]	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.07)	1.42	3.47		2.45	(0.53)
Total from investment operations	(0.01)	1.44	3.47		2.44	(0.54)
Less distributions
From net investment income	—	—	—		(0.05)	—
Net asset value, end of period	$15.87	$15.88	$14.44		$10.97	$8.58
Total return (%)[3,4]	(0.13)	9.97	31.63		28.60	(5.92)
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$10	$12		$12	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	2.11	2.11		2.12	2.10
Expenses including reductions	1.98	2.10	2.10		2.12	2.10
Net investment income (loss)	0.36	0.11	0.04		(0.14)	(0.09)
Portfolio turnover (%)	21	21	18		28	50

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	10-31-14	10-31-13		10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$15.90	$14.45	$10.97		$8.58	$9.13
Net investment income (loss)[1]	0.06	0.03	—	[2]	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.06)	1.42	3.48		2.45	(0.54)
Total from investment operations	—	1.45	3.48		2.44	(0.55)
Less distributions
From net investment income	—	—	—		(0.05)	—
Net asset value, end of period	$15.90	$15.90	$14.45		$10.97	$8.58
Total return (%)[3,4]	(0.06)	10.03	31.72		28.60	(6.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$37	$33		$15	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	2.02	2.08		2.12	2.10
Expenses including reductions	1.95	2.01	2.07		2.12	2.10
Net investment income (loss)	0.39	0.21	0.03		(0.15)	(0.10)
Portfolio turnover (%)	21	21	18		28	50

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class NAV Shares Period ended	10-31-15	10-31-14	10-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$17.31	$15.66	$14.79
Net investment income[2]	0.27	0.23	0.04
Net realized and unrealized gain (loss) on investments	(0.08)	1.54	0.83
Total from investment operations	0.19	1.77	0.87
Less distributions
From net investment income	(0.17)	(0.12)	—
Net asset value, end of period	$17.33	$17.31	$15.66
Total return (%)[3]	1.08	11.40	5.88	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$769	$732	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.83	0.85	[5]
Expenses including reductions	0.80	0.82	0.84	[5]
Net investment income	1.55	1.36	0.84	[5]
Portfolio turnover (%)	21	21	18	[6]

1	The inception date for Class NAV shares is 7-12-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 11-1-12 to 10-31-13.

22SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2015, by major security category or type:

	Total value at 10-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$604,571,775	$522,721,878	$81,849,897	—
Capital markets	226,237,010	163,255,487	62,981,523	—
Consumer finance	28,574,321	28,574,321	—	—
Diversified financial services	6,291,324	—	6,291,324	—
Insurance	127,549,133	119,873,249	7,675,884	—
Real estate investment trusts	49,184,136	49,184,136	—	—
Thrifts and mortgage finance	1,169,396	1,169,396	—	—
IT services	33,014,324	33,014,324	—	—
Preferred securities	12,336,847	24,128	12,312,719	—
Corporate bonds	9,964,150	—	9,964,150	—
Investment companies	16,002,967	16,002,967	—	—
Warrants	5,028,731	5,028,731	—	—
Short-term investments	44,652,000	—	44,652,000	—
Total investments in securities	$1,164,576,114	$938,848,617	$225,727,497	—
Other financial instruments:
Forward foreign currency contracts	$1,529,503	—	$1,529,503	—

Securities held by the fund with a market value of approximately $13,348,553 at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $1,882. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Through February 28, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2015, the fund has a capital loss carryforward of $3,515,903 available to offset future net realized capital gains. This carryforward expires on October 31, 2017.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$8,882,375	$4,796,190

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $10,897,673 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies, wash sale loss deferrals, derivative transactions and partnerships.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $28.0 million to $169.1 million, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
DKK	4,600,000	USD	702,472	HSBC Bank USA	12/16/2015	—	($23,431)	($23,431)
DKK	7,780,000	USD	1,154,131	State Street Bank and Trust Company	12/16/2015	—	(5,665)	(5,665)
EUR	900,000	USD	1,025,118	HSBC Bank USA	12/16/2015	—	(34,757)	(34,757)

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
GBP	380,000	USD	579,283	HSBC Bank USA	12/16/2015	$6,409	—	6,409
NOK	6,000,000	USD	704,573	Goldman Sachs Bank USA	12/16/2015	1,089	—	1,089
NOK	1,150,000	USD	140,957	HSBC Bank USA	12/16/2015	—	(5,706)	(5,706)
USD	361,446	DKK	2,400,000	Citibank N.A.	12/16/2015	7,163	—	7,163
USD	26,155,803	DKK	175,100,000	State Street Bank and Trust Company	12/16/2015	307,933	—	307,933
USD	74,460,765	EUR	66,743,773	Deutsche Bank AG London	12/16/2015	1,015,823	—	1,015,823
USD	4,942,872	EUR	4,400,000	Morgan Stanley Capital Services, Inc.	12/16/2015	101,106	—	101,106
USD	10,739,575	GBP	7,070,000	Goldman Sachs Bank USA	12/16/2015	—	(157,380)	(157,380)
USD	29,187,135	GBP	19,000,000	HSBC Bank USA	12/16/2015	—	(97,468)	(97,468)
USD	1,223,232	GBP	800,000	Morgan Stanley Capital Services, Inc.	12/16/2015	—	(9,804)	(9,804)
USD	535,378	NOK	4,400,000	Citibank N.A.	12/16/2015	17,893	—	17,893
USD	17,224,558	NOK	143,000,000	Goldman Sachs Bank USA	12/16/2015	406,298	—	406,298
						$1,863,714	($334,211)	$1,529,503

Currency abbreviations
DKK	Danish Krone
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign exchange	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$1,863,714	($334,211)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2015:

Risk	Statement of operations location	Investments in unaffiliated issuers and foreign currency transactions*
Forward foreign currency	Net realized gain (loss)	$6,472,652

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2015:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Forward foreign currency	Change in unrealized appreciation (depreciation)	$1,159,804

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.800% of the first $250 million of the fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement), (b) 0.775% of the next $250 million of the fund's aggregate average daily net assets, (c) 0.750% of the next $500 million of the fund's aggregate average daily net assets; and (d) 0.725% of the fund's aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to reduce its management fee, or if necessary, make payment to the Class B shares in an amount equal to the amount by which expenses of the class exceed 2.15% of average annual net assets. Expenses include all fund-level and class-specific operating expenses, excluding taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

Prior to March 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class specific expenses for Class B shares including Rule 12b-1 fees, transfer agency fees and service fees, state registration fees, and printing and postage, as applicable, to the extent they exceeded 1.30% of average annual net assets.

Additionally, prior to March 1, 2015, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to Class C shares in an amount equal to the amount by which expenses of the share class exceeded 2.15% of average annual net assets.

For the year ended October 31, 2015, the expense reductions amounted to the following:

Class	Expense reduction
Class A	$25,579
Class B	844
Class C	3,108
Class NAV	60,195
Total	$89,726

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $445,865 for the year ended October 31, 2015. Of this amount, $72,573 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $359,062 was paid as sales commissions to broker-dealers and $14,230 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $793, $8,496 and $10,082 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$1,000,110	$411,243	$5,591	$26,445
Class B	93,995	11,548	4,979	525
Class C	390,417	48,204	4,691	2,120
Total	$1,484,522	$470,995	$15,261	$29,090

Effective March 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period March 1, 2015 to October 31, 2015, state registration and printing and postage amounted to $39,028 and $39,667, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2015 and 2014 were as follows:

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,313,284	$77,140,683	2,351,678	$39,333,076
Distributions reinvested	87,817	1,467,415	56,141	902,181
Repurchased	(3,650,482)	(63,162,230)	(4,400,636)	(73,244,065)
Net increase (decrease)	750,619	$15,445,868	(1,992,817)	($33,008,808)
Class B shares
Sold	29,037	$469,822	14,955	$231,277
Repurchased	(160,332)	(2,592,688)	(204,598)	(3,136,651)
Net decrease	(131,295)	($2,122,866)	(189,643)	($2,905,374)
Class C shares
Sold	779,283	$12,793,115	736,982	$11,395,000
Repurchased	(436,055)	(6,945,382)	(669,746)	(10,367,380)
Net increase	343,228	$5,847,733	67,236	$1,027,620
Class NAV shares
Sold	2,996,352	$51,850,015	14,316,399	$244,520,114
Distributions reinvested	428,594	7,144,656	233,766	3,747,263
Repurchased	(1,342,527)	(23,004,851)	(2,204,492)	(37,262,055)
Net increase	2,082,419	$35,989,820	12,345,673	$211,005,322
Total net increase	3,044,971	$55,160,555	10,230,449	$176,118,760

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on October 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $296,578,319 and $233,771,496, respectively, for the year ended October 31, 2015.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates and regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2015, funds within the John Hancock group of funds complex held 66.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	24.1%
John Hancock Funds II Lifestyle Balanced Portfolio	21.0%
John Hancock Funds II Lifestyle Aggressive Portfolio	9.0%

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Financial Industries Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2014. The Board noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Financial Industries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230732	70A 10/15 12/15

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2015	October 31, 2014
John Hancock Financial Industries Fund	$ 30,909	$ 28,449
John Hancock Regional Bank Fund	31,779	30,998
John Hancock Small Cap Equity Fund	30,955	30,194
Total	$ 93,643	$ 89,641

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2015	October 31, 2014
John Hancock Financial Industries Fund	$ 594	$ 557
John Hancock Regional Bank Fund	594	557
John Hancock Small Cap Equity Fund	594	557
Total	$ 1,782	$ 1,671

In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $198,642 for the fiscal years ended October 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2015	October 31, 2014
John Hancock Financial Industries Fund	$ 3,500	$ 3,450
John Hancock Regional Bank Fund	3,500	3,450
John Hancock Small Cap Equity Fund	3,500	3,450
Total	$ 10,500	$ 10,350

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2015 and 2014 amounted to the following:

Fund	October 31, 2015	October 31, 2014
John Hancock Financial Industries Fund	$ 215	$ 383
John Hancock Regional Bank Fund	3,615	25,872
John Hancock Small Cap Equity Fund	215	383
Total	$ 4,045	$ 26,638

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years  ended October 31, 2015 and  2014 amounted to the following:

Trust	October 31, 2015	October 31, 2014
John Hancock Investment Trust II	$ 7,136,197	$ 5,636,080

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:

/s/ Andrew Arnott

__________________________

Andrew Arnott

President

Date:   December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

__________________________

Andrew Arnott

President

Date:   December 17, 2015

By:

/s/ Charles A. Rizzo

__________________________

Charles A. Rizzo

Chief Financial Officer

Date:    December 17, 2015